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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) September 15, 2004
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                       Baldwin Technology Company, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                 1-9334                               13-3258160
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        (Commission File Number)           (IRS Employer Identification No.)


   Twelve Commerce Drive, Shelton, CT                             06484
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(Address of Principal Executive Offices)                       (Zip Code)

                                  203 402 1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

            Effective September 15, 2004, the Company entered into a First Amendment to Credit Agreement among Baldwin Europe Consolidated B.V., as Borrower, Baldwin Technology Company, Inc., as Parent, Guarantor and Borrower Representative, Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., Baldwin Asia Pacific Corporation, Baldwin Graphic Systems, Inc., Baldwin Germany GmbH, Baldwin U.K. Holding Limited, Baldwin (U.K.) Ltd., Acrotec UK Ltd., Baldwin Globaltec Ltd., Baldwin Sweden Holding AB, Baldwin IVT AB, Baldwin Jimek AB, Japan-Baldwin Ltd., as Guarantors, and Maple Bank GmbH, as Lender. Terms and conditions of the First Amendment include, but are not limited to, increasing the size of the facility from $20 million to $28 million, reducing the interest rate by approximately 350 basis points and extending the maturity date of the loan to October, 2008.

Item 8.01   Other Events

      The Company issued a press release dated September 15, 2004, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

            10.69 First Amendment to Credit Agreement among Baldwin Europe Consolidated B.V., as Borrower, Baldwin Technology Company, Inc., as Parent, Guarantor and Borrower Representative, Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., Baldwin Asia Pacific Corporation, Baldwin Graphic Systems, Inc., Baldwin Germany GmbH, Baldwin U.K. Holding Limited, Baldwin (U.K.) Ltd., Acrotec UK Ltd., Baldwin Globaltec Ltd., Baldwin Sweden Holding AB, Baldwin IVT AB, Baldwin Jimek AB, Japan-Baldwin Ltd., as Guarantors, and Maple Bank GmbH, as Lender, dated as of September 9, 2004 (filed herewith).

            99.1 Press Release dated September 15, 2004 regarding the First Amendment (filed herewith).
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BALDWIN TECHNOLOGY COMPANY, INC.
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                                                (REGISTRANT)

                                          By:   /s/ Vijay C. Tharani
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                                                    VIJAY C. THARANI
                                                (CHIEF FINANCIAL OFFICER)

Dated:  September 20, 2004